[Front Cover]

[Silhouette of man and woman in front of large oval window]

[MFS Logo]
MFS(RegTM)

INVESTMENT MANAGEMENT

75 YEARS

WE INVENTED THE MUTUAL FUND(RegTM)

MFS(RegTM)Special Value Trust

Annual Report
for Year Ended
October 31, 1998

Letter from the Chairman

Dear Shareholders,

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management[RegTM], the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve 3.8 million investors and their financial advisers worldwide, while MIT's assets have grown to over $10 billion.


A major factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.


While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.


We are proud of the record of MIT and of the funds offered by MFS, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.


As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,


/s/ Jeffrey L. Shames


Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

November 16, 1998

Management Review and Outlook

Dear Shareholders,

For the 12 months ended October 31, 1998, the Trust provided a total return of -0.26%, based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return over the period based on its net asset value (NAV) was 4.12%. During this period, the Trust continued to maintain a distribution rate of 11% based on its original New York Stock Exchange offering price of $15 per share. These distributions were paid through a combination of income earned from dividends, bond coupon payments, and both short-term and long-term capital gains. During the past 12 months, the Trust's market price on the New York Stock Exchange traded at a premium to its NAV. On October 31, 1998, shares of the Trust were trading at a 21.7% premium based on its stock market price of $16.75 and its NAV price of $13.76.

As of October 31, 1998, approximately 85% of the portfolio is invested in common stocks. We are anticipating opportunities to invest in the high-yield and distressed bond markets over the next year as the world economy slows and the credit cycle peaks. At this time the stocks in our portfolio are diversified among many industries but have a common theme in that they are "event driven" in nature. They are either out-of-favor companies such as Gulf Canada, a major oil and gas producer, or they are involved in an industry consolidation, such as Safeway, a major supermarket operator. The portfolio is actively managed, and current holdings may vary. We will continue to exercise a patient, value-oriented style of investing and wait for the markets to present us with opportunities.

Respectfully,


/s/ John F. Brennan, Jr.


John F. Brennan, Jr.
Portfolio Manager


/s/ Robert J. Manning


Robert J. Manning
Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover.
The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
                ----------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary
(For the year ended October 31, 1998)

  Net Asset Value Per Share
  October 31, 1997                 $15.03
  October 31, 1998                 $13.76

  New York Stock Exchange Price
  October 31, 1997                 $19.0000
  December 8, 1997 (high)*         $20.7500
  September 21, 1998 (low)*        $15.5625
  October 31, 1998                 $16.7500

  *For the period November 1, 1997, through October 31, 1998.


Federal Tax Information
(For the year ended October 31, 1998)

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

The Trust has designated $11,463,020 as a capital gain dividend.

Distributions from income eligible for the 70% dividends received deduction for corporations came to 8.71%.


Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.


Number of Shareholders

As of October 31, 1998, our records indicate that there are 1,045 registered shareholders and approximately 6,900 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MFV.


Results of Shareholder Meeting

At the annual meeting of shareholders of MFS[RegTM] Special Value Trust, which was held on October 22, 1998, the following actions were taken:

Item 1. The election of Marshall N. Cohan, Sir J. David Gibbons, Walter E. Robb, III, and Arnold D. Scott as Trustees of the Trust.


                                    Number of Shares
Nominee                  For                  Withhold Authority
-------                  ---                  ------------------
Marshall N. Cohan        5,781,053.735                79,355.121
Sir J. David Gibbons     5,782,778.735                77,630.121
Walter E. Robb, III      5,788,792.969                71,615.887
Arnold D. Scott          5,790,897.969                69,510.887

Trustees continuing in office who were not subject to re-election at this meeting are Richard B. Bailey, Lawrence H. Cohn, Abby M. O'Neill, Jeffrey L. Shames, J. Dale Sherratt, and Ward Smith.

Item 2. The ratification of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1999.


            Number of Shares
            ----------------
For            5,755,026.644
Against           13,612.634
Abstain           91,769.578

Investment Objective and Policy

The investment objective of the Trust is to maintain an annual distribution rate of 11%, based on the original offering price, while seeking opportunities for capital appreciation.

As opportunities arise in the marketplace, the Trust may invest in securities that the Trust believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer. The issuers of these securities may include companies out of favor in the marketplace, or in out-of-favor industries, and over-leveraged companies with promising longer-term prospects. Some of these companies may also be experiencing financial or operating difficulties.

Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.





          -----------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
          -----------------------------------------------------------

Portfolio of Investments -- October 31, 1998

Stocks -- 85.3%

Issuer                                                                           Shares           Value
U.S. Stocks -- 73.5%
Advertising -- 0.6%
Outdoor Systems, Inc.* .................................................          23,100        $  509,644
                                                                                                ----------
Aerospace -- 3.7%
B.E. Aerospace, Inc.* ..................................................          80,200        $1,724,300
Lockheed-Martin Corp. ..................................................           2,500           278,438
Moog, Inc., "A"* .......................................................          40,050         1,229,034
                                                                                                ----------
                                                                                                $3,231,772
                                                                                                ----------
Automotive -- 0.2%
Tower Automotive, Inc.* ................................................           8,500        $  189,125
                                                                                                ----------
Banks and Credit
  Companies -- 2.7%
Fleet Financial Group, Inc. ............................................           5,800        $  231,637
National City Corp. ....................................................           3,900           250,819
PNC Bank Corp. .........................................................           4,000           200,000
State Street Corp. .....................................................           9,200           573,850
US Bancorp .............................................................          12,500           456,250
Wells Fargo & Co. ......................................................           1,633           604,210
                                                                                                ----------
                                                                                                $2,316,766
                                                                                                ----------
Building -- 1.3%
Atlantic Gulf Communities Corp.*+ ......................................             250        $      234
Walter Industries, Inc.* ...............................................          79,600         1,114,400
                                                                                                ----------
                                                                                                $1,114,634
                                                                                                ----------
Business Machines -- 0.2%
Affiliated Computer Services, Inc., "A"*                                           5,200        $  192,400
                                                                                                ----------
Business Services -- 0.3%
DST Systems, Inc.* .....................................................           3,100        $  155,000
Modis Professional Services, Inc.* .....................................           5,100            89,888
                                                                                                ----------
                                                                                                $  244,888
                                                                                                ----------
Chemicals -- 0.4%
Polymer Group, Inc.* ...................................................          37,000        $  326,063
                                                                                                ----------
Computer Software --
  Systems -- 4.6%
BMC Software, Inc.* ....................................................          19,600        $  942,025
Cadence Design Systems, Inc.* ..........................................             700            14,963
Cambridge Technology Partners, Inc.*                                               5,300           117,262
Computer Associates International,
  Inc. .................................................................          35,700         1,405,687
Compuware Corp.* .......................................................          11,700           633,994
Oracle Corp.* ..........................................................          25,300           747,931
Synopsys, Inc.* ........................................................           3,900           176,475
                                                                                                ----------
                                                                                                $4,038,337
                                                                                                ----------
Conglomerates -- 1.4%
MAXXAM, Inc.* ..........................................................          23,000        $1,217,562
                                                                                                ----------
Construction Services -- 0.5%
Martin Marietta Materials, Inc. ........................................           8,500        $  417,031
                                                                                                ----------


Issuer                                                                           Shares           Value
Consumer Goods and
  Services -- 9.9%
Darling International, Inc.* ...........................................          66,700        $  216,775
Tyco International Ltd. ................................................         101,056         6,259,156
Westpoint Stevens, Inc., "A"* ..........................................          75,500         2,147,031
                                                                                                ----------
                                                                                                $8,622,962
                                                                                                ----------
Containers -- 1.5%
Atlantis Plastics, Inc.* ...............................................         116,550        $  830,419
Gaylord Container Corp.* ...............................................           1,000             3,000
Sealed Air Corp.* ......................................................          12,600           446,512
                                                                                                ----------
                                                                                                $1,279,931
                                                                                                ----------
Electrical Equipment -- 0.6%
GTECH Holdings Corp.* ..................................................          23,450        $  562,800
                                                                                                ----------
Electronics -- 0.5%
Analog Devices, Inc.* ..................................................          15,100        $  300,113
Lattice Semiconductor Corp.* ...........................................           5,100           173,400
                                                                                                ----------
                                                                                                $  473,513
                                                                                                ----------
Entertainment -- 6.3%
CBS Corp. ..............................................................          71,700        $2,003,119
Disney (Walt) Co. ......................................................           4,000           107,750
Harrah's Entertainment, Inc.* ..........................................         104,200         1,471,825
Isle Capri Casinos, Inc.* ..............................................         102,032           267,834
Jacor Communications, Inc.* ............................................          13,100           720,500
Loews Cineplex Entertainment Corp.*.....................................          11,300           118,650
MediaOne Group, Inc.* ..................................................           8,800           372,350
Mirage Resorts, Inc.* ..................................................          20,500           347,219
Time Warner, Inc. ......................................................           1,000            92,812
                                                                                                ----------
                                                                                                $5,502,059
                                                                                                ----------
Financial Institutions -- 4.0%
Associates First Capital Corp., "A" ....................................          14,100        $  994,050
Federal Home Loan Mortgage Corp.                                                  33,200         1,909,000
Finova Group, Inc. .....................................................           6,100           297,375
SLM Holding Corp. ......................................................           5,800           232,362
                                                                                                ----------
                                                                                                $3,432,787
                                                                                                ----------
Food and Beverage
  Products -- 1.7%
Archer-Daniels-Midland Co. .............................................          21,075        $  351,689
Beverly Enterprises, Inc.* .............................................          15,400           103,950
Hershey Foods Corp. ....................................................           8,000           542,500
Hormel Foods Corp. .....................................................           6,500           211,656
Suiza Foods Corp.* .....................................................           6,900           225,113
                                                                                                ----------
                                                                                                $1,434,908
                                                                                                ----------
Insurance -- 2.3%
Aetna, Inc. ............................................................           1,700        $  126,863
Annuity & Life Re Holdings Ltd.* .......................................          13,300           310,887
Chartwell Re Corp. .....................................................           8,700           216,412
CIGNA Corp. ............................................................           2,900           211,519
Hartford Financial Services Group, Inc.                                            2,100           111,563
Nationwide Financial Services, Inc., "A"                                          11,000           456,500
ReliaStar Financial Corp. ..............................................          12,400           543,275
                                                                                                ----------
                                                                                                $1,977,019
                                                                                                ----------

Issuer                                                                           Shares          Value
Machinery -- 0.7%
Newcor, Inc. ...........................................................         129,535       $   501,948
Thermadyne Holdings Corp.* .............................................           7,554           143,526
                                                                                               -----------
                                                                                               $   645,474
                                                                                               -----------
Medical and Health
  Products -- 0.1%
Bristol-Myers Squibb Co. ...............................................           1,100       $   121,619
                                                                                               -----------
Medical and Health Technology
  and Services -- 1.8%
Columbia/HCA Healthcare Corp. ..........................................          16,200       $   340,200
HCR Manor Care, Inc.* ..................................................           5,100           165,750
Maxicare Health Plans Inc.* ............................................             705             3,834
Mid Atlantic Medical Services, Inc.* ...................................          42,500           332,031
United Healthcare Corp. ................................................          16,800           731,850
                                                                                               -----------
                                                                                               $ 1,573,665
                                                                                               -----------
Oils -- 0.2%
Conoco Inc., "A"* ......................................................           5,600       $   139,300
                                                                                               -----------
Photographic Products -- 1.7%
Anacomp, Inc.* .........................................................         108,663       $ 1,439,785
                                                                                               -----------
Printing and Publishing -- 0.3%
Gannett Co., Inc. ......................................................           3,600       $   222,750
                                                                                               -----------
Railroads -- 0.2%
Wisconsin Central Transportation
  Corp.* ...............................................................          14,000       $   211,750
                                                                                               -----------
Restaurants and Lodging -- 2.4%
Friendly Ice Cream Corp.* ..............................................           1,445       $     9,121
Promus Hotel Corp.* ....................................................          40,307         1,284,786
Red Roof Inns, Inc.* ...................................................          48,000           831,000
                                                                                               -----------
                                                                                               $ 2,124,907
                                                                                               -----------
Stores -- 3.9%
Dayton-Hudson Corp. ....................................................           2,800       $   118,650
Edison Brothers Stores, Inc.* ..........................................         102,700           231,075
Gantos, Inc.* ..........................................................         325,502           325,502
Musicland Stores Corp.* ................................................          43,000           567,063
Phar Mor, Inc.* ........................................................          81,800           674,850
Rite Aid Corp. .........................................................          37,000         1,468,437
                                                                                               -----------
                                                                                               $ 3,385,577
                                                                                               -----------
Supermarkets -- 6.3%
Ingles Markets, Inc., "A" ..............................................          88,300       $ 1,103,750
Meyer (Fred), Inc.* ....................................................          57,080         3,043,077
Safeway, Inc.* .........................................................          26,864         1,284,435
                                                                                               -----------
                                                                                               $ 5,431,262
                                                                                               -----------
Telecommunications -- 10.4%
AirTouch Communications, Inc.* .........................................           9,800       $   548,800
Alltel Corp. ...........................................................          10,000           468,125
American Tower Corp., "A"* .............................................           3,180            69,563
Cellular Communications
  International, Inc.* .................................................          94,950         5,901,736
Century Telephone Enterprises, Inc......................................           7,850           445,978


Issuer                                                                           Shares          Value
Telecommunications -- continued
Commonwealth Telephone
  Enterprises, Inc.* ...................................................          35,133       $   860,758
Intermedia Communications, Inc.* .......................................           3,300            61,050
Pagemart Wireless, Inc., "A"* ..........................................          44,700           245,850
Sprint Corp. ...........................................................           5,700           437,475
                                                                                               -----------
                                                                                               $ 9,039,335
                                                                                               -----------
Textiles -- 1.0%
Synthetic Industries Inc.* .............................................          59,965       $   847,006
                                                                                               -----------
Utilities -- Electric -- 1.8%
El Paso Electric Co.* ..................................................         179,700       $ 1,572,375
                                                                                               -----------
     Total U.S. Stocks .................................................................       $63,839,006
                                                                                               -----------
Foreign Stocks -- 11.8%
Bermuda -- 1.2%
Ace Ltd. (Insurance) ...................................................          14,100       $   477,637
ESG Re Ltd. (Insurance) ................................................          11,300           209,050
EXEL Ltd., "A" (Insurance) .............................................             882            67,418
LaSalle Re Holdings Ltd. (Insurance) ...................................          13,100           309,488
                                                                                               -----------
                                                                                               $ 1,063,593
                                                                                               -----------
Canada -- 1.1%
Gulf Canada Resources Ltd.
  (Oil Services)* ......................................................         106,500       $   399,375
International Utility Structures Inc.
  (Utilities -- Electric)* .............................................         254,700           512,209
                                                                                               -----------
                                                                                               $   911,584
                                                                                               -----------
France -- 3.0%
Sanofi S.A. (Medical and Health
  Products) ............................................................          16,900       $ 2,646,614
                                                                                               -----------
Germany -- 0.5%
Mannesmann AG (Conglomerate) ...........................................           4,400       $   432,961
                                                                                               -----------
Greece
Stet Hellas Telecommunications S.A.
  (Telecommunications) .................................................             500       $    13,125
                                                                                               -----------
Hong Kong -- 0.2%
Semi-Tech (Global) Ltd. (Electronics) ..................................       3,361,102       $   145,399
                                                                                               -----------
Italy -- 0.3%
Telecom Italia S.p.A.
  (Telecommunications)* ................................................          52,100       $   262,887
                                                                                               -----------
Mexico -- 0.3%
Tubos de Acero de Mexico S.A.
  (Steel) ..............................................................          32,700       $   277,950
                                                                                               -----------
Netherlands -- 1.3%
Elsag Bailey Process Automation
  N.V. (Machinery)* ....................................................          29,200       $ 1,069,450
Mobistar SA (Telecommunications)* ......................................           1,000            43,814
                                                                                               -----------
                                                                                               $ 1,113,264
                                                                                               -----------
Portugal -- 0.1%
Banco Pinto & Sotto Mayor S.A.
  (Banks and Credit Cos.) ..............................................           6,256       $   119,301
                                                                                               -----------

6

Stocks -- continued Rights




Issuer                                                                           Shares          Value
United Kingdom -- 3.8%
British Petroleum PLC, ADR (Oils) ......................................           5,734       $   507,101
Capital Radio PLC (Broadcasting) .......................................           4,800            40,393
News Corp. Ltd., ADR
  (Entertainment) ......................................................          90,217         2,182,124
Reuters Group PLC (Computer-
  Services) ............................................................           9,900           101,860
Reuters Group PLC, ADR (Computer
  Services) ............................................................           5,800           351,625
SmithKline-Beecham PLC, ADR
  (Medical and Health Products) ........................................           1,900           121,125
                                                                                               -----------
                                                                                               $ 3,304,228
                                                                                               -----------
     Total Foreign Stocks ..............................................................       $10,290,906
                                                                                               -----------
     Total Stocks (Identified Cost, $63,060,962) .......................................       $74,129,912
                                                                                               -----------
Preferred Stock -- 0.6%
Consumer Goods and Services
Renaissance Cosmetics, Inc. ............................................           1,266       $     1,266
                                                                                               -----------
Supermarkets -- 0.6%
Supermarkets General Holdings
  Corp.* ...............................................................          26,015       $   494,285
                                                                                               -----------
Telecommunications
Granite Broadcasting Corp. .............................................           1,000       $    29,000
                                                                                               -----------
     Total Preferred Stock
      (Identified Cost, $1,623,912) ....................................................       $   524,551
                                                                                               -----------
Convertible Preferred Stock -- 0.9%
                                                                            Principal Amount
                                                                              (000 Omitted)
Entertainment -- 0.1%
MediaOne Group, Inc., 6.25% ............................................           1,800       $    96,975
                                                                                               -----------
Industrial -- 0.8%
Concentra Managed Care, Inc.,
  4.50% ................................................................         980,000       $   710,500
                                                                                               -----------
     Total Convertible Preferred Stock
      (Identified Cost, $772,934) ......................................................       $   807,475
                                                                                               -----------
Bonds -- 4.0%
U.S. Bonds -- 2.3%
Containers -- 1.0%
Gaylord Container Corp., 9.875s,
  2008 .................................................................         $ 1,900       $   883,500
                                                                                               -----------
Gaming -- 1.3%
Santa Fe Hotel, Inc., 11s, 2000 ........................................         $ 1,200       $ 1,092,000
                                                                                               -----------
     Total U.S. Bonds ..................................................................       $ 1,975,500
                                                                                               -----------
Foreign Bonds -- 1.7%
Bulgaria
National Republic of Bulgaria,
  6.679s, 2024 .........................................................         $ 2,100       $ 1,470,000
                                                                                               -----------
     Total Bonds (Identified Cost, $5,017,029)..........................................       $ 3,445,500
                                                                                               -----------


Rights
Issuer                                                                           Shares           Value
Spectravision, Inc. (Entertainment)*,
  (Identified Cost, $86,875)............................................          22,500       $     5,625
                                                                                               -----------
Warrants
Renaissance Cosmetics, Inc.
  (Consumer Goods and Services)*,
  (Identified Cost, $79,594)............................................           1,024       $        10
                                                                                               -----------
Repurchase
  Agreement -- 9.6%
                                                                            Principal Amount
                                                                              (000 Omitted)

Investments in repurchase agreement with Goldman Sachs, in a joint trading account ($254,863,000), dated 10/30/98, due 11/2/98, total to be received
  $254,977,264 collateralized by various U.S. Treasury obligations (with
  $240,592,000 par and value at $255,992,441), at cost .................       $ 8,334         $ 8,334,000
                                                                                               -----------
     Total Investments
      (Identified Cost, $78,975,306)....................................................       $87,247,073
                                                                                               -----------
Other Assets,
  Less Liabilities -- (0.4)%                                                                   $  (310,247)
                                                                                               -----------
  Net Assets -- 100.0% .................................................................       $86,936,826
                                                                                               ===========

 *Non-income producing security.
 +Restricted security.


                       See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1998


Assets:
 Investments, at value (identified cost, $78,975,306).....................................    $87,247,073
 Cash ....................................................................................          7,408
 Foreign currency, at value (identified cost, $6,672).....................................          6,672
 Receivable for investments sold .........................................................      1,005,295
 Interest and dividends receivable .......................................................        173,554
 Other assets ............................................................................            584
                                                                                              -----------
     Total assets ........................................................................    $88,440,586
                                                                                              -----------
Liabilities:
 Payable to dividend disbursing agent ....................................................    $    90,281
 Payable for investments purchased .......................................................      1,234,355
 Payable to affiliates --
  Management fee .........................................................................          3,460
  Transfer and dividend disbursing agent fee .............................................          1,806
  Administrative fee .....................................................................             71
 Accrued expenses and other liabilities ..................................................        173,787
                                                                                              -----------
     Total liabilities ...................................................................    $ 1,503,760
                                                                                              -----------
Net assets ...............................................................................    $86,936,826
                                                                                              ===========
Net assets consist of:
 Paid-in capital .........................................................................    $78,786,898
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      8,272,843
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................         94,515
                                                                                              -----------
 Accumulated distributions in excess of net investment income ............................       (217,430)
     Total ...............................................................................    $86,936,826
                                                                                              ===========
Shares of beneficial interest outstanding ................................................     6,319,159
                                                                                               =========
Net asset value per share (net assets [divided by] shares of beneficial interest
  outstanding)...........................................................................        $13.76
                                                                                                 ======


                       See notes to financial statements

Statement of Operations -- October 31, 1998


Net investment income:
 Income --
 Interest ..............................................................       $  807,508
 Dividends .............................................................          463,292
 Foreign taxes withheld ................................................          (14,950)
                                                                               -----------
      Total investment income ..........................................       $ 1,255,850
                                                                               -----------
 Expenses --
   Management fee ......................................................       $  686,372
   Trustees' compensation ..............................................          114,148
   Administrative fee ..................................................           13,382
   Transfer and dividend disbursing agent fee ..........................           19,872
   Custodian fee .......................................................           36,851
   Printing ............................................................           26,631
   Postage .............................................................            6,889
   Auditing fees .......................................................           56,810
   Legal fees ..........................................................            1,837
   Miscellaneous .......................................................           79,285
                                                                               -----------
       Total expenses ..................................................       $ 1,042,077
   Fees paid indirectly ................................................           (31,116)
                                                                               -----------
       Net expenses ....................................................       $ 1,010,961
                                                                               -----------
         Net investment income .........................................       $   244,889
                                                                               -----------
Realized and unrealized gain (loss) on investments:
Realized gain (identified cost basis) --
Investment transactions ...............................................        $ 8,952,814
Foreign currency transactions .........................................             15,641
                                                                               -----------
       Net realized gain on investments and foreign currency transactions      $ 8,968,455
                                                                               -----------
Change in unrealized appreciation (depreciation) --
Investments ...........................................................        $(2,606,083)
Securities sold short .................................................           (399,840)
Translation of assets and liabilities in foreign currencies ...........              5,043
                                                                               -----------
       Net unrealized loss on investments and foreign currency translation     $(3,000,880)
                                                                               -----------
       Net realized and unrealized gain on investments ................        $ 5,967,575
                                                                               -----------
         Increase in net assets from operations .......................        $ 6,212,464
                                                                               ===========

                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                               Year Ended October 31,
                                                                                           ------------------------------
Increase (decrease) in net assets:                                                              1998              1997
                                                                                           --------------     -----------
From operations --
 Net investment income ...................................................................   $    244,889    $    652,969
 Net realized gain on investments and foreign currency transactions ......................      8,968,455      13,875,857
 Net unrealized gain (loss) on investments and foreign currency translation ..............     (3,000,880)      2,341,243
                                                                                              -----------     -----------
      Increase in net assets from operations .............................................   $  6,212,464    $ 16,870,069
                                                                                              -----------     -----------
Distributions declared to shareholders --
 From net investment income ..............................................................   $   (244,889)   $   (605,166)
 From net realized gain on investments and foreign currency transactions .................    (14,296,429)    (17,692,052)
                                                                                              -----------     -----------
        Total distributions declared to shareholders .....................................   $(14,541,318)   $(18,297,218)
                                                                                              -----------     -----------
Trust share (principal) transactions --
 Net asset value of shares issued to shareholders in reinvestment of distributions .......   $  1,600,556     $ 1,931,357
                                                                                              -----------     -----------
        Total increase (decrease) in net assets ..........................................   $ (6,728,298)    $   504,208
Net assets:
 At beginning of period ..................................................................     93,665,124      93,160,916
                                                                                              -----------     -----------
 At end of period (including accumulated distributions in excess of net investment income
  of $217,430 and $122,718, respectively) ................................................   $ 86,936,826     $93,665,124
                                                                                              ===========     ===========

                       See notes to financial statements

Financial Highlights


Per share data (for a share outstanding
throughout each period):                                                       Year Ended October 31,
                                                         ------------------------------------------------------------------
                                                             1998          1997          1996          1995          1994
                                                           -------       --------      --------      --------      --------
Net asset value -- beginning of period .................   $ 15.03       $  15.23      $  13.93      $  13.40      $  16.49
                                                           -------       --------      --------      --------      --------
Income from investment operations# --
 Net investment income .................................   $  0.04       $   0.11      $   0.13      $   0.20      $   0.18
 Net realized and unrealized gain on investments
  and foreign currency transactions ....................      1.01           2.66          2.82          2.18          0.35
                                                           -------       --------      --------      --------      --------
  Total from investment operations .....................   $  1.05       $   2.77      $   2.95      $   2.38      $   0.53
                                                           -------       --------      --------      --------      --------
Less distributions declared to shareholders --
 From net investment income ............................   $ (0.04)      $  (0.10)     $  (0.13)     $  (0.20)     $  (0.18)
 From net realized gain on investments and
  foreign currency transactions ........................    ( 2.28)         (2.87)        (1.52)        (1.14)        (2.31)
 In excess of net investment income ....................      --           --             --            (0.01)        (0.16)
 In excess of net realized gain on investments .........      --           --             --            --            (0.09)
 From paid-in capital ..................................      --           --             --            (0.50)        (0.88)
                                                           -------       --------      --------      --------      --------
  Total distributions declared to shareholders .........   $ (2.32)      $  (2.97)     $  (1.65)     $  (1.85)     $  (3.62)
                                                           -------       --------      --------      --------      --------
Net asset value -- end of period .......................   $ 13.76       $  15.03      $  15.23      $  13.93      $  13.40
                                                           =======       ========      ========      ========      ========
Per share market value -- end of period ................   $16.750       $ 19.000      $ 18.250      $ 16.500      $ 14.875
                                                           =======       ========      ========      ========      ========
Total return ...........................................     0.26%         23.29%        22.20%        26.06%         6.75%
Ratios (to average net assets)/Supplemental data:
 Expenses## ............................................     1.10%          1.12%         1.14%         1.26%         1.20%
 Net investment income .................................     0.26%          0.72%         0.85%         1.52%         1.20%
Portfolio turnover .....................................       85%           119%           96%           92%           75%
Net assets at end of period (000 omitted) ..............   $86,937       $ 93,665      $ 93,161      $ 84,243      $ 79,979

 #Per share data are based on average shares outstanding.
##The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Special Value Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales -- The Trust may enter into short sales. A short sale transaction involves selling a security which the Trust does not own with the intent of purchasing it later at a lower price. The Trust will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Trust must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Trust may be required to pay in connection with a short sale. Whenever the Trust engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1998, $113,262 was reclassified from accumulated distributions in excess of net investment income and paid-in capital to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.68% of the Trust's average daily net assets and 3.40% of investment income.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


  First $1 billion..................     0.0150%
  Next $1 billion...................     0.0125%
  Next $1 billion...................     0.0100%
  In excess of $3 billion...........     0.0000%

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $75,194,865 and $88,499,599, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


      Aggregate cost ........................    $  79,001,988
                                                 -------------
      Gross unrealized appreciation .........    $  21,167,579
      Gross unrealized depreciation .........      (12,922,494)
                                                 -------------
      Net unrealized appreciation ...........    $   8,245,085
                                                 -------------

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                                                                       Year Ended October 31,
                                                                           --------------------------------------------
                                                                                    1998                   1997
                                                                           --------------------   ---------------------
                                                                           Shares    Amount       Shares     Amount
-----------------------------------------------------------------------------------------------------------------------
     Shares issued to shareholders in reinvestment of distributions ...... 89,124    $1,600,556   112,171    $1,931,357
                                                                           ------    ----------   -------    ----------
      Net increase ....................................................... 89,124    $1,600,556   112,171    $1,931,357
                                                                           ======    ==========   =======    ==========

(6) Line of Credit

The Trust and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. During the period, the maximum amount outstanding was $557,378, and $0 was outstanding at October 31, 1998. Interest expense incurred on the borrowings amounted to $580 for the year ended October 31, 1998, and the weighted average interest rate on these borrowings was 6.154%. Miscellaneous expense includes a commitment fee of $659 which is based on the average daily unused portion of the line of credit.

(7) Restricted Securities
The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1998, the Trust owned the following restricted securities (constituting 0.0003% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.


                                          Date of
Description                             Acquisition        Shares       Cost      Value
---------------------------------   -------------------   --------   ---------   ------
Atlantic Gulf Communities Corp.     3/20/92 - 9/25/95       250       $ --        $234
                                                                                  ----

Independent Auditors' Report

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust, including the schedule of portfolio investments as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Special Value Trust at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


[facsimile] /s/ Ernst & Young LLP



Boston, Massachusetts
December 9, 1998

[Back Cover]

MFS[RegTM] Special Value Trust

Trustees

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment
Management

Marshall N. Cohan (1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.

Abby M. O'Neill (2)
Private Investor

Walter E. Robb, III (1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)


Portfolio Managers
John F. Brennan, Jr.*
Robert J. Manning*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741


  * Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

[Recycle logo] This report is printed on recycled paper.







                                                          MSVCE-2 12/98 12M